UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2026

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 15, 2026, ConnectM Technology Solutions, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to vote on the following matters:

1.  Reverse Stock Split Proposal

Stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effectuate a reverse stock split of the Company’s common stock at a ratio of between 1-for-5 and 1-for-50 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effectuated at such time and date, if at all, as determined by the Board in its sole discretion, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
96,105,177	547,453	4,071	--

2.  Written Consent Proposal

Stockholders an amendment to the Certificate of Incorporation to permit the Company’s stockholders to take any action required or permitted to be taken by stockholders by written consent so long as the written consent is signed by the holders of a majority of the Company’s outstanding shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
96,407,835	242,816	6,050	--

3.  Adjournment Proposal

Stockholders approved one or more adjournments of the Special Meeting, as described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on December 30, 2025, in accordance with the voting results listed below. Although stockholders approved Proposal 3, it was not necessary to, and the chair of the Special Meeting did not, adjourn the Special Meeting.

For	Against	Abstain	Broker Non-Votes
96,349,360	302,285	5,056	--

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2026

ConnectM Technology Solutions, Inc.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer